EXHIBIT 10.2
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                             REGISTRATION AGREEMENT

          This Agreement is entered into as of this 14th day of July, 2005, by and between GMX Resources Inc., an Oklahoma corporation ("Company"), and the persons designated as the investors on the signature pages of this Agreement ("Investors").

          WHEREAS, Investors have agreed to purchase from the Company the number of shares of common stock of the Company that is indicated on the signature pages of the respective Investors (in the aggregate, the "Shares"), pursuant to a Securities Purchase Agreement dated as of the date set forth on the Company's signature page to this Agreement ("Securities Purchase Agreement");

          WHEREAS, as an inducement to the Investors to purchase the Shares, the Company has agreed to file, at its own expense, a registration statement covering resales of the Shares by the Investors in non-underwritten transactions; and

          WHEREAS, the Investors and the Company desire to enter into this Agreement providing for matters relating to such registration;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investors and the Company agree as follows:

          1. Filing of Registration Statement. The Company shall file a shelf registration statement under the Securities Act of 1933, as amended ("Act"), on Form S-3 (or other applicable form) to register resales or other dispositions of the Shares and any Penalty Shares (defined below) (collectively, the "Registrable Securities") by Investors in non-underwritten transactions ("Registration Statement"). The Company shall file the Registration Statement as soon as practicable after the date hereof and in no event more than 30 days thereafter.

          2. Effectiveness of Registration Statement. The Company shall use its best efforts to cause the Registration Statement to become effective under the Act as soon as practicable after the filing of the Registration Statement and in no event more than 90 days after the date hereof. In addition, the Company shall use its best efforts to maintain the effectiveness of the Registration Statement under the Act on an "evergreen" basis for the period specified in Section 7(i).

          3. State Registration or Qualification. The Company shall use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement for public sale under the securities or blue sky laws of the respective states of principal residence of the Investors and such other states that are reasonably designated by any of them in writing as a state in which sales of the Registrable Securities may be made, if such registration or qualification is necessary; provided, however, that the Company shall not be required by this Section 3 to qualify to do business as a foreign corporation or otherwise to subject itself to taxation therein, or to file any general consent to service of process in any state.

          4. Delivery of Prospectuses. The Company shall provide to the Investors the number of prospectuses relating to the Registrable Securities as the Investors shall each
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reasonably request to enable the Investors to comply with the applicable prospectus delivery requirements. If, during the effectiveness of the Registration Statement, an intervening event should occur that, in the opinion of the Company's counsel, makes the prospectus included in the Registration Statement no longer comply with the Act, after notice from the Company to the Investors of the occurrence of such an event, the Investors shall make no further sales or other dispositions, or offers therefor, of Registrable Securities under the Registration Statement until they receive from the Company notice that sales and dispositions, and offers therefor, may resume and, if the prospectus has been changed other than by the filing of a report that is incorporated therein by reference without any other revision, copies of a new, amended or supplemented prospectus complying with the Act. The Company shall keep the Investors fully informed as to the status of its efforts, which shall be prompt and diligent, to cause such new, amended or supplemented prospectus to be available for use by the Investors, in each such case as soon as practicable and in no event more than 45 days following such notice.

          5. Expenses of Registration. The Company shall bear all of the expenses of registration or qualification of the Registrable Securities under the Act and under the state securities or blue sky laws as provided in Section 3 hereof; provided, however, that each Investor shall bear its own selling expenses or commissions attributable to the Registrable Securities being sold by such Investor and shall bear fees and expenses of its own counsel, if any.

          6. Information to be Furnished by Investor. Each Investor shall furnish in writing to the Company all information within such Investor's possession or knowledge required by the applicable rules and regulations of the Securities and Exchange Commission ("Commission"), including the information specified by Items 507 and 508 of Regulation S-K under the Act.

          7. Procedures. The Company shall (a) notify the Investors promptly after it shall receive notice thereof, of the time when the Registration Statement has become effective or any supplement to any prospectus forming a part of the Registration Statement has been filed; (b) notify the Investors promptly of any request by the Commission for the amending or supplementing of the Registration Statement or prospectus or for additional information and shall use its best efforts to file any such amendment or supplement within 10 days, and in no event more than 20 days, after such request or receipt of comments from the Commission's staff; (c) prepare and file with the Commission, promptly upon any Investor's request, any amendment or supplement to such registration statement or prospectus which, in the opinion of counsel for the Investor and counsel for the Company, may be necessary or desirable in connection with the distribution of the Registrable Securities by such Investor; (d) prepare and promptly file with the Commission, and promptly notify the Investors of the filing of, such amendment or supplement to the Registration Statement or prospectus as may be necessary to correct any misstatement or omission, if at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Act, any event shall have occurred as a result of which any such prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading and such filing shall be made within the time limitations set forth in Section 4; (e) in case the Investor is required to deliver a prospectus, at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10 of the Act subject to clause (i) below; (f) not file any amendment or supplement to the Registration

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Statement or prospectus to which any Investor shall reasonably object after having been furnished a copy at a reasonable time prior to the filing thereof;
(g) advise the Investors promptly after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (h) furnish to the Investors as soon as available copies of the Registration Statement and each preliminary or final prospectus, or supplement required to be prepared, pursuant to Section 4 or this Section 7, all in such quantities as the Investors may from time to time reasonably request;
(i) keep the Registration Statement effective for a period of two years from the Closing Date plus a number of days equal to the number of days, if any, during which the Investors' right to offer and sell such Registrable Securities shall have been suspended pursuant to the provisions of Section 4 hereof (which number of days shall in no event exceed 60 during any period of 12 months), or until the intended distribution of Registrable Securities is completed by all Investors, whichever occurs first; and the Company may after such period deregister any of the Registrable Securities remaining unsold if the Company elects to do so or if the Commission or its staff so requests; and (j) if any of the Company's shares of common stock are then listed on any securities exchange(s) or Nasdaq, the Company will cause all shares covered by the Registration Statement to be listed on such exchange(s) or Nasdaq, as the case may be.

          8. Registration Default. The Company agrees that (i) if the Registration Statement has not, in the event of a "no review" or "limited review" of the Registration Statement by the SEC, been declared effective by the SEC within 60 days after the Closing Date; (ii) if the Registration Statement has not, in the event the Registration Statement is reviewed by the SEC, been declared effective by the SEC within 90 days after the Closing Date; (iii) in the event the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 under the Securities Act within five business days of the date the Company is first notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be reviewed or that it is not subject to any further review; or (iv) in the event the Company suspends sales or dispositions and offers therefor of the Registrable Securities in accordance with Section 4 and the period of such suspension or suspensions exceeds that permitted by Section 4 or the aggregate permitted by
Section 7(i) (each such event referred to in clause (i), (ii), (iii) or (iv), a "Registration Default"), then the Company will pay to each Investor, as liquidated damages and not as a penalty, in cash, an amount equal to two percent (2%) of the aggregate amount invested by such Investor under the Securities Purchase Agreement for each 30-day period, or portion thereof, that a Registration Default exists under clause (i), (ii), (iii) or (iv), above, but liquidated damages shall not be duplicated on account of multiple Registration Defaults existing simultaneously. Accordingly, if two or more Registration Defaults exist simultaneously, there shall nevertheless be only one accrual of liquidated damages during the period of such simultaneous Registration Defaults. Such payments of liquidated damages shall be made on the first day of each calendar quarter with respect to penalties accrued during the preceding calendar quarter.

          Subject to the Investor's right to specific performance, but otherwise notwithstanding anything to the contrary in this Agreement or the Securities Purchase Agreement, the Company's payment of liquidated damages as provided in this Section 8 shall be the Investor's sole and exclusive remedy in the event of any Registration Default; provided, however, that if the

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foregoing remedy is deemed unenforceable by a court of competent jurisdiction then the Investor shall have all other remedies available at law or in equity.

          9. Indemnification by Company. The Company will, to the maximum extent permitted by law, indemnify and hold harmless the Investors and each person, if any, who controls an Investor within the meaning of the Act, against any losses, claims, damages, or liabilities, joint or several, to which such Investor or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein, or any amendment or supplement thereof, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such Investor and each such controlling person for any legal or other expenses incurred by such Investor or such controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the company will not be liable in any such case to any Investor or its controlling person(s) to the extent that any such loss, claim, damage, expense or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission so made in conformance with information that has been furnished in writing by such Investor in accordance with Section 6; provided, however that the Company shall not be required to provide such indemnification if such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus and if, in respect to such statement, alleged statement, omission or alleged omission, the final prospectus corrected such statement, alleged statement, omission or alleged omission and a copy of such final prospectus had not been sent or given at or prior to the confirmation of the sale with respect to which such loss, claim, damage, expense or liability relates.

          10. Indemnification by Investors. Each Investor shall, to the maximum extent permitted by law, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each person, if any, who controls the Company, within the meaning of the Act, against any loss, claim, damage or liability of which the Company, or any such director, officer or controlling person may be or become subject under the Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) is caused by any untrue or alleged untrue statement of any material fact contained in the Registration Statement, such prospectus, or amendment or supplement thereof, or arises out of or is based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information that has been furnished in writing by such Investor in accordance with Section 6.

          11. Notice to Indemnitor. Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant thereto, notify the indemnifying party of the commencement thereof, but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except to any extent to which the

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indemnifying party is actually prejudiced thereby. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party.

          12. Contribution. If the indemnification provided for in Section 9 or
Section 10 is unavailable to an indemnified party thereunder in respect to any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Investor(s), on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the Company and the Investor(s) in connection with the statements that resulted in such losses, claims, damages, liabilities or expenses shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material facts or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Investor(s) and the parties' relative intent, knowledge, access to information and opportunity to correct such statement or omission.

          13. Indemnification Limitation and Continuation. Notwithstanding any other provision of this Agreement, the liability of any Investor for indemnification or contribution under this Agreement shall not exceed an amount equal to the number of shares sold by such Investor under the Registration Statement multiplied by the net amount per share received in such sale(s). The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

          14. Notices. All notices required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given when received when delivered personally or, by facsimile, by overnight courier or by first class mail, postage prepaid, registered or certified with return receipt request, at the addresses set forth on the signature page or at such other address as any party shall designate in writing to the other.

          15. Governing Law; Counterparts. This Agreement shall in all respects be governed by and construed and enforced in accordance with the laws of the State of New York. It may be executed in any number of counterparts.


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                            COMPANY SIGNATURE PAGE TO
                               GMX RESOURCES INC.
                             REGISTRATION AGREEMENT
                               DATED JULY 14, 2005



          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above set forth.



                                             "COMPANY"


                                             GMX RESOURCES INC.


                                             By: ____________________________

                                             Name: __________________________

                                             Title:__________________________

















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                     Investor Counterpart Signature Page to
                               GMX RESOURCES INC.
                             REGISTRATION AGREEMENT
                               DATED JULY 14, 2005




                                   "INVESTOR"



                                                ________________________________
Date of Securities Purchase Agreement

July 14, 2005                             By:   ________________________________

                                          Name: ________________________________

                                          Title: _______________________________

Number of Shares:  ______________         Address:

                                                ________________________________

                                                ________________________________

                                                ________________________________


















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